Exhibit 32.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER AND THE PRINCIPAL FINANCIAL OFFICER
PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Citius Pharmaceuticals, Inc. (the “Company”) on Form 10-K for the year ended September 30, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Myron Holubiak, President and Chief Executive Officer of the Company, and Jaime Bartushak, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 16, 2020	By:	/s/ Myron Holubiak
Myron Holubiak
President and Chief Executive Officer
(Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

	By:	/s/ Jaime Bartushak
Jaime Bartushak
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)